Exhibit 99.2

1 Global Leader in Therapeutic Ultrasound

2 Statements & Disclaimer

3 • Rebranded to FocalTherics (NASDAQ: FOCL) • Executed Successful NASDAQ MarketSite Investor Day on June 1 • Announced Core Focus on High -Growth Robotic Focal Therapy • Shift of Reporting Legacy Non -Core ESWL and Distribution Financials To Discontinued Operations Effective Q2'26

4 Global Leader in Therapeutic Ultrasound Redefining the Treatment of Cancer and Benign Disease through Organ Sparing, Function Preserving Focal Therapy

5 Preliminary Q2’26 Financial Results & Key Business Updates Growing Commercial Momentum: ✓ Strong commercial execution with record second quarter HIFU Revenue ✓ Accelerated adoption across leading hospital networks with four additional health systems purchasing a second or subsequent system during the quarter ✓ Growing international expansion with new installations at Imperial College Healthcare NHS Trust London, Nice University Hospital, and leading centers in India Expanding Opportunity Across Multiple Indications with Single Focal One Robotic Platform: ✓ 4 consecutive annual reimbursement increases for HIFU for Prostate Cancer with proposed +11.6% 2027 OPPS ✓ Entering large endometriosis opportunity with launch of first commercial program at Toulouse University Hospital ✓ Advancing BPH clinical development with parallel on -going international studies and approved IRB in the U.S. ✓ Continued development of proprietary Focal One -based histotripsy technology Preliminary Q2‘26 Financial Results HIFU Revenue $12.7M – $13.2M +34% - +39% YoY Growth HIFU Capital Sales 13 Focal One System Sales +44% YoY Growth Global HIFU Installed Base 184 Focal One Systems +38 vs. 146 in Q2'25 Focal One U.S. Procedure Volume +47% YoY Growth HIFU Gross Margin 54% – 56% +3% - +5% YoY Growth Operating Profit / (Loss) ($8.5M) – ($7.5M) Cash $21.5M* Note: Financial results above reflect preliminary unaudited results. * In April 2026, the Company drew €12.0M in Tranche B borrowings from its EIB credit facility

6 Large and Growing Market Opportunities In Prostate Cancer, BPH and Endometriosis

7 1.5M (O.U.S) 400K (U.S.) 235K (U.S.) 480K (O.U.S) Focal One Platform Expansion Opportunity Represents a TAM of 4.3M+ (1) Procedures and $10B+ Revenue >4.3M Procedures 1.7 M Procedures (Global) Prostate Cancer BPH Endometriosis [1] Management Estimates; data on file.

8 8 Focal One Answers an Unmet Need for a Large Underserved Patient Population PROSTATE CANCER Focal One HIFU Focal One HIFU

9 Prostate Cancer Patient Value Equation FOCAL ONE ® ROBOTIC HIFU PROVEN EFFICACY QUALITY OF LIFE PRESERVATION HIGH LOW HIGH Radiation (Urinary and Sexual Function Outcomes) Focal One Robotic HIFU Active Surveillance Surgery (Cancer Control)

DRIVING A PARADIGM SHIFT IN PROSTATE CANCER

Focal Therapy | The New Emerging Market

Traditional Market[1]


Active Surveillance
Radiation Therapy
Radical Prostatectomy (Surgery)

Emerging Market[2]


Focal Therapy (HIFU)
Active Surveillance
Radiation Therapy
Radical Prostatectomy (Surgery)

Focal Therapy Expected to Grow to **~40%** of the Market[2]

Future Market[2]


Focal Therapy (HIFU)
Active Surveillance
Radical Prostatectomy (Surgery)
Radiation Therapy

(1) As of 2013. Chen et al. National trends in the management of localized prostate cancer: A population-based analysis 2004-2013. Prostate.
(2) Source: Internal company management estimates

FocalTherics™ 10

11 HIFU |The Fastest Growing Treatment Option DRIVING A PARADIGM SHIFT IN PROSTATE CANCER Based on Medicare claims data reported by CMS in the HOPPS Final Rules for FY2024 –FY2026.. As CMS publishes claims data on a retrospective basis, the CAGR shown reflects growth over the 2022 –2024 claims period. HIFU Cryo Brachytherapy Radical Prostatectomy

12 [1] Based on Medicare claims utilization data published by CMS in connection with the Hospital Outpatient Prospective Payment Sy stem (HOPPS) Proposed Rules for CY 2023 –CY 2027. [2] IRE and TULSA treatment volumes may include procedures other than prostate cancer treatment, as applicable billing codes are not historically prostate -specific. HIFU Cryo TULSA 2 2021 2022 2023 2024 2025 IRE (all organs) 2 Fastest Growing Focal Therapy Treatment 1 #1 Ablation Technology for Prostate Cancer Ablation Therapy Market Share PROSTATE CANCER TREATMENT MODALITIES

13 Strong Supporting Clinical Evidence

14 14 Proven Clinical Evidence Supporting Focal One Robotic HIFU 1000+ Peer -Reviewed Publications Supporting HIFU in the Treatment of Prostate Cancer (1) 3. Preserve Sexual Function 2. Maintain Urinary Control 1. Cancer Control Optimizing Trifecta Outcomes for Prostate Cancer (1) PubMed Database search of “HIFU Prostate Cancer” Functional Outcomes

Prostate Cancer Treatment Comparison[1]

Focal One HIFU Provides an Optimal Organ-Preserving Patient Treatment

		ORGAN-PRESERVING STRATEGY		WHOLE-GLAND RADICAL TREATMENT STRATEGY	
		Active Surveillance	**Focal One® Robotic HIFU**	**Radiation**	**Surgery** Radical Prostatectomy
CANCER CONTROL	**10-year Cancer Specific Survival**	N/A	**95%[2]**	91%[2]	99%[3]
QUALITY OF LIFE FUNCTIONAL OUTCOMES	**Continence Preservation**	96%[4]	**98%[6]**	96%[4]	75%[4]
	Erectile Function Preservation	82%[4]	**90%[7]**	69%[4]	49%[4]
	Ejaculation Preservation	-	**96%[8]**	28%[5]	0%
PATIENT BURDEN	**Risk of Complications**	Low	**Low**	Medium	High
	Typical Complications	-	**-**	Radiation Toxicity, Risk of Secondary Cancers	Blood Loss and Other Surgical Complications
	Treatment Process	-	**1 Session, Same Day Outpatient Procedure**	45 Sessions 45 Visits	1 Session 1-Day Hospital Stay (*)

(*) Hospital stay duration for radical prostatectomy may vary

(1) Data compiled from separate published studies; not a head-to-head comparison
(2) Yeh, HT et al. 10-year oncological outcomes of EBRT versus HIFU for stage II prostate cancer: a multicenter Chang Gung research database (CGRD) study with inverse-probability-of-treatment weighting (IPTW) analysis.Int Urol Nephrol (2025).
(3) Stensland KD et al. National Long-term Survival Estimates After Radical Prostatectomy for Prostate Cancer. Urology. 2024 Feb;184:135-141.
(4) Donovan JL, et al. Patient-Reported Outcomes after Monitoring, Surgery, or Radiotherapy for Prostate Cancer. N Engl J Med. 2016 Oct 13.
(5) Sullivan JF et al. Ejaculation profiles of men following radiation therapy for prostate cancer. J Sex Med. 2013 May;10(5):1410-6.
(6) Arnouil, N., et al. "Traitement focal par HIFU versus prostatectomie radicale robot-assistée pour cancer de la prostate localisé: résultats carcinologiques et fonctionnels à 1 an." Progrès en Urologie 28.12 (2018): 603-610.
(7) Haddad et al. Focal high-intensity focused ultrasound for localized prostate cancer: A single-centre experience. CUAJ • May-June 2016 • Volume 10(5-6Suppl1)
(8) von Hardenberg J et al. Prostate cancer treatment by the latest focal HIFU device with MRI/TRUS-fusion control biopsies: A prospective evaluation. Urologic Oncology: Seminars and Original Investigations, Volume 36, Issue 9, 2018, Pages 401.e1-401.e9

FocalTherics™ 15

16 16 HIFI - Prospective Multicentric Comparative Study Focal One ® HIFU vs Radical Prostatectomy Prospective, Comparative, Multicentric , non -inferiority clinical trial comparing HIFU to Radical Prostatectomy (RP) 3,328 patients treated (1,967 HIFU - 1,361 RP) across 46 centers 90% of HIFU patients treated with Focal One Comparable Cancer Control at 30 months (Primary Endpoint): 90% STFS* for HIFU vs 86% for RP; p = 0.008 Superior functional outcomes for HIFU (Secondary Endpoint): • Urinary Continence significantly better after HIFU • Significantly lower stress incontinence after HIFU • Erectile Function less impaired Published in European Urology – December 2024 Ploussard et al. “Whole -gland or Subtotal High -intensity Focused Ultrasound Versus Radical Prostatectomy: The Prospective, Noninferiority, Nonrandomized HIFI Trial.” European urology vol. 87,5 (2025): 526 -533. doi:10.1016/j.eururo.2024.11.006 *STFS = Salvage Treatment Free Survival

17 17 FARP - Randomized Controlled Trial Focal Ablation vs Radical Prostatectomy Randomized Controlled, Non -inferiority Clinical Trial comparing Focal Ablation (FA) to Robot -Assisted Radical Prostatectomy (RP) Equivalent Oncologic Control at 3 years (93.5% TFF vs 91.5%) Superior Functional Outcomes after F ocal Ablation 213 Patients included in the Clinical Trial 25% of Patients refused radical surgery after randomized to RP and opted for FA 80+% of Focal Ablation patients treated with Focal One ® Baco et al. Final, three -year oncological results of a randomized clinical trial FARP comparing Focal Ablation and Radical Prost atectomy in patients with unilateral clinically -significant prostate cancer. Journal of Urology [Internet]. 2025 May 1;213(5S):e714. Baco et al. Focal Ablation Versus Radical Prostatectomy for Intermediate -Risk Prostate Cancer: Interim Analysis of a Randomized Controlled Trial. The Journal of Urology. Vol. 206, No. 3S, Supplement, Sunday, September 12, 2021 Final Results Presented at AUA 2025 0% 20% 40% 60% 80% 100% Oncologic Control (ITT Treatment Failure Free) Continence (Pad-free) Erectile Function Preservation Surgery Ultrasound Focal Ablation Surgery Ultrasound Focal Ablation Surgery Ultrasound Focal Ablation OPTIMAL TRIFECTA OUTCOMES

HIFU Demonstrates Equivalent 10-year Survival to Radiation Therapy


95%
90%
85%
80%
HIFU
Radiation
HIFU
Radiation
Overall Survival
Cancer-Specific Survival

10-year Oncological Outcomes of HIFU vs EBRT[1]

- **Lower Mortality** at 10 years post HIFU (9.2%) compared to EBRT (16.7%)
- **Lower Cancer-Specific Mortality** after HIFU (5.4%) compared to EBRT (9.2%)

[1] Yeh, HT., Liu, YY., Chang, Y.L. et al. 10-year oncological outcomes of EBRT versus HIFU for stage II prostate cancer: a multicenter Chang Gung research database (CGRD) study with inverse-probability-of-treatment weighting (IPTW) analysis. Int Urol Nephrol (2025). https://doi.org/10.1007/s11255-025-04805-7

FocalTherics
18

19 Strong Hospital and Physician Reimbursement

20 20 Strong And Growing HIFU Facility Payment (Medicare Payment (National Average). From CMS Hospital Outpatient Prospective Payment System – CY27 Proposed Rule and CY26 Fina l rule Procedure CPT ® Code 2027 Payment (Proposed) Prostate Brachytherapy 55875 $6,292 Cryoablation 55873 $10,797 HIFU 55880 $10,797 Laparoscopic/Robotic Prostatectomy 55866 $12,300 +11.6% HOSPITAL OUTPATIENT MEDICARE PAYMENT

21 21 Favorable HIFU Physician Payment Based on CMS Physician Fee Schedule – CY 2026 Final rule Procedure CPT ® Code Work RVU (2026) Physician Payment (Medicare - 2026) Prostate Brachytherapy 55875 13.12 $693 Cryoablation 55873 13.26 $692 MRI Transurethral Ultrasound Ablation (TULSA) 55882 11.21 $530 Irreversible Electroporation (IRE) 55877 13.50 $675 HIFU 55880 17.29 $884 Laparoscopic/Robotic Prostatectomy 55866 21.90 $1,087 HIFU Provides the Highest Physician Payment Amongst Focal Ablation Treatments For Prostate Cancer

22 Expanding Clinical Indications

23 23 Single Platform, Multiple Indications • Prostate Cancer • Benign Prostatic Hyperplasia (BPH) • Deep Infiltrating Endometriosis Focal One is currently being evaluated in a clinical study for treatment of benign prostatic hyperplasia (BPH). Not Available for Sale in U.S. Focal One has received CE Mark for Treating Deep Infiltrating Endometriosis. Not Available for Sale in U.S.

Benign Prostatic Hyperplasia

100M+[1]

Men Living with BPH Globally

13M+[1]

New Cases Diagnosed Annually, Globally

600,000+[2]

New Cases Diagnosed in the U.S.



Normal Prostate
Enlarged Prostate
Compressed Urethra

[1] Chen X, Yang S, He Z, Chen Z, Tang X, Lin Y, Huang Y, Hou J, Wei X. Comprehensive analysis of the global, regional, and national burden of benign prostatic hyperplasia from 1990 to 2021. Sci Rep. 2025 Feb 15;15(1):5644. doi: 10.1038/s41598-025-90229-3. PMID: 39955408; PMCID: PMC11830103.
[2] Urologic Diseases in America. 2024. National Institutes of Health, National Institute of Diabetes and Digestive and Kidney Diseases. 2024

FocalTherics™ 24

25 25 • Non -Invasive, Urethra -sparing • No Bleeding • No Foreign Body • No Impairment of Sexual or Ejaculatory Function Promising Clinical Advantages • Leverages Existing Prostate Tissue Ablation Indication • New CPT Category 3 Code Specific to Transrectal HIFU for BPH Potential For a Straightforward Regulatory Pathway • Same Focal One Platform • Leverages Growing Install Base • Expands Clinical Utility of Hospital’s Capital Investment • Same Urology Call Point • Existing Trained Physicians & Staff A Favorable Blueprint for Rapid Growth and Commercial Success Focal One ® Robotic HIFU is Favorably Positioned to Capture Market Share in Highly Fragmented BPH Treatment Category

Deep Infiltrating Endometriosis

38M

Women Living with Deep Infiltrating Endometriosis Globally[1,2,3,4,5]

783,000+

Patients Diagnosed with Deep Rectal Endometriosis Globally[1,2,3,4,5]

225,000+

Patients Diagnosed with Deep Rectal Endometriosis in U.S.[1,2,3,4,5]


Endometriosis Lesions Infiltrating the Rectal Wall

Current Treatment Options are Lacking and Limited to Hormones and/or Invasive Surgery.

91% of Women Prefer Non-Surgical Options[6]

[1] Abrão MS, Petraglia F, Falcone T, Keckstein J, Osuga Y, Chapron C. Deep endometriosis infiltrating the recto-sigmoid: critical factors to consider before management. Human Reproduction Update, 2015; 21(3):329-339. [2] Wenwei Li, Huiyan Feng, Qingjian Ye. Factors contributing to the delayed diagnosis of endometriosis —a systematic review and meta-analysis. Frontiers in Medicine, 2025; doi: 10.3389/fmed.2025.1576490. [3] Agarwal SK, Chapron C, Giudice LC, et al. Clinical diagnosis of endometriosis: a call to action; underdiagnosis estimated at up to 60%. Della Corte L et al, 2020; cited in scoping review 2024. [4] United Nations, Department of Economic and Social Affairs, Population Division. World Population Prospects 2024. Women aged 15-49 by country, 2024 mid-year estimates. [5] Internal Company estimates and calculations based upon publicly available data [6] Vercellini P, et al. "You can't always get what you want": from doctrine to practicability of study designs for clinical investigation in endometriosis. BMC Womens Health. 2015 Oct 22;15:89. doi: 10.1186/s12905-015-0248-4. PMID: 26490454; PMCID: PMC4618787.

FocalTherics™

26

27 27 • No Surgery • No Incision • No Blood Loss • Quick Return to Normal Activities Promising Clinical Advantages • Active CE Mark • Commercial Launch initiated in 5 countries • FDA -Granted Breakthrough Device Designation Key Regulatory Milestones • Expands Use of Focal One into Women’s Health • Same Focal One Platform • Leverages Growing Install Base • Increases Hospital’s ROI on Capital Investment Potential Growth Driver for Increased System Sales and Procedures Focal One ® Robotic HIFU Solves an Unmet Need in Women’s Health

FOCAL ONE ADOPTION ACCELERATING At Major European Hospitals 28 European Clinical Sites in Endometriosis Training Pathway

29 Technology Leadership & Innovation

30 Non -Invasive No Surgery No Cutting No Radiation

31 High -Intensity Focused Ultrasound (HIFU) Advanced Imaging Precise Robotic Energy Delivery Organ Sparing, Function Preserving

32 32 Focal One Proprietary Integrated Technologies Robotics Advanced Imaging Artificial Intelligence (AI) Tele - Collaboration

33 33 Leading in Therapeutic Ultrasound

34 34 Leading in Therapeutic Ultrasound HIFU + Histotripsy Ideally Positioned to Combine HIFU and Histotripsy on a Single Platform with an Established, Non -Invasive Treatment Workflow

35 35 Focal One Proprietary Integrated Technologies Robotics HIFU Advanced Imaging Artificial Intelligence (AI) Tele - Collaboration HIFU + Histotripsy

36 Accelerating Global Focal One Adoption

37 37 LEADING FOCAL THERAPY Adopted by Major U.S. Hospitals 96 Focal One Systems as of June 30, 2026 (44 Academic – 52 Community)

38 38 LEADING FOCAL THERAPY Adopted by Major U.S. Hospitals 96 Focal One Systems as of June 30, 2026 300+ Hospitals in Sales Pipeline

FOCAL ONE MOBILE SITES FOCAL ONE FIXED SITES FOCAL ONE ADOPTION ACCELERATING At Major European Hospitals 39 41 Focal One Systems as of Dec. 31, 2025 254 Focal One Treatment Clinical Sites

40 Company Highlights

41 • An Established and Growing Commercial Foundation With Expanding Adoption In Prostate Cancer and A Clear Path to Deeper Market Penetration Across Global Markets • Differentiated Technology Leadership in HIFU Supported by Continued Innovation to Include Robotic Histotripsy, With Clinical Differentiation and Opportunities Beyond Urology • Platform Upside Opportunity Through New Indications of BPH and Endometriosis that Can Broaden the Addressable Market and Increase Utilization of Focal One • Capital -efficient Growth Strategy Focused on Accelerating Commercial Execution, Expanding the Sales Pipeline, and Building Long -term Shareholder Value • Compelling Investment Opportunity at the Growth Intersection of Image -Guided Precision Focal Therapy, Minimally Invasive Care, and Global Demand for Better Patient Outcomes Investing Today to Build and Lead the Global Category of Robotic Focal Therapy

42 Annex

43 Preliminary Unaudited Estimated Financial Results as of and for the Six Months Ended June 30, 2026

44 44 The following tables provide detail on our preliminary unaudited estimated financial results as of and for the six months ended June 30, 2026 :

45 Global Leader in Therapeutic Ultrasound